                                                                   EXHIBIT 10.39


                             ASSUMPTION  AGREEMENT

     This AGREEMENT is made this 23rd day of July, 1990, by and between Albany Residential Center, an Oregon General Partnership and Beaulieu-Draper Limited, an Oregon Corporation, hereinafter referred to as "Seller," the Oregon Housing Agency, State of Oregon, having its principal office at 1600 State Street, Suite 100, Salem, Oregon, 97310, hereinafter referred to as the "Agency," and Crossings International Corporation, hereinafter referred to as "Purchaser."

                                   RECITALS

1. On May 30, 1984, Seller received a loan from the Agency in the amount of Two Million Two Hundred Thousand dollars (U.S. $2,200,000), hereinafter referred to as the "Loan," to aid Seller in the construction and financing of a housing development located in the area commonly known as Albany, Oregon, and legally described as follows:

       See Exhibit A

2. The Loan is evidenced by a Promissory Note in the sum of Two Million Two Hundred Thousand dollars (U.S. $2,200,000), dated May 30, 1984, and executed by Seller, which Promissory Note is hereinafter referred to as the "Note." The Note is, by this reference, incorporated herein.
     A true and accurate copy of the Note is available upon request from the Agency, 1600 State Street, Suite 100, Salem, OR 97310.

3. The debt evidenced by the Note is secured by a Trust Deed covering the Development and real property upon which the Development is located. Said Trust Deed, dated May 30, 1984, executed by Seller, as grantor, and in which the Agency is named as beneficiary and Safeco Title Insurance Co., as trustee, was recorded on June 4, 1984, in the office of the county clerk of the County of Linn, State of Oregon, Vol. MF361, Page 71, and is hereinafter referred to as "Trust Deed." The Trust Deed is, by this reference, incorporated herein. A true and accurate copy of the Trust Deed is available upon request from the Agency, 1600 State Street, Suite 100, Salem, OR 97310.

4. The debt evidenced by the Note is further secured by the following written agreements made by and between Seller and the Agency:

     a. two Security Agreements dated May 30, 1984, hereinafter referred to as "Security Agreements";

     b. a Regulatory Agreement dated May 30, 1984, hereinafter referred to as "Regulatory Agreement";

     c. an Assignment of Rents and Leases dated May 30, 1984, hereinafter referred to as Rents and Leases";

     d. a Management Agreement dated July 12, 1983, hereinafter referred to as "Management Agreement".

     The Security Agreements, Regulatory Agreement, Rents and Leases, and Management Agreement are, by this reference, incorporated herein. True and accurate copies of these documents are available upon request from the Agency, 1600 State Street, Suite 100, Salem, OR 97310.

5. The Trust Deed, Security Agreements and Regulatory Agreement provide that Seller shall not sell, convey or otherwise transfer any of the Development or property described in the Trust Deed or Security Agreements without the express written approval of the Agency.

6. The Seller has sold and conveyed, or is to sell and convey, the Development and all of the property described in the Trust Deed and Security Agreements to Purchaser, and both Seller and Purchaser have requested the Agency to approve the sale.

NOW, THEREFORE, in consideration of the covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:


                                       I
                      UNPAID BALANCE OF SECURED OBLIGATION

The unpaid balance of the Loan is Two Million One Hundred Seventy Three Thousand Eight Hundred Forty-Seven 06/100 dollars (U.S. $2,173,847.06) as of May 15, 1990.

                                       II
                      PURCHASER'S ASSUMPTION OF LIABILITY

Purchaser agrees to pay the Note in installments at the times, in the manner, and in all other respects as therein provided; to perform all of the obligations provided in the Note, Trust Deed, Security Agreements, Regulatory Agreements, Rents and Leases, and Management Agreement to be performed by Seller at the times, in the manner, and in all respects as therein provided; and to be bound by all of the terms of the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases, and Management Agreement.


                                      III
                    AGENCY'S CONSENT TO SALE OF DEVELOPMENT

The Agency hereby consents to the above-mentioned sale of the Development by Seller to Purchaser, and to Purchaser's assumption of the obligations of Seller under the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases, and Management Agreement.

                                     IV
                               SELLER'S LIABILITY

Seller agrees that Purchaser's assumption of the obligations of Seller under the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases, and Management Agreement, and the Agency's consent to said assumption, does not release or discharge Seller or any other party from liability under the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases or Management Agreement.



                                      V
                      DISCLOSURE OF FINANCIAL INFORMATION

Seller and Purchaser hereby covenant and agree to furnish to the Agency on or before 90 days from closing, a complete financial statement audited by an Independent Certified Public Accountant, in a form acceptable to the Agency and the Secretary of the U.S. Department of Housing and Urban Development, setting forth the results of operation of the Development for the fiscal year beginning July 1, 1989 and ending as of the date of closing, and such other financial information as the Agency may reasonably request. Seller and Purchaser further agree that violation of this provision shall constitute a violation of the Regulatory Agreement and HAP Contract by Seller and Purchaser, who shall be jointly and severally liable for performance of the obligations described in this paragraph V.

                                       VI
                             NO IMPAIRMENT OF LIEN

All of the property described in the Trust Deed and Security Agreements shall remain subject to the liens, charges, and encumbrances of the Trust Deed and Security Agreements, and nothing contained herein or done pursuant hereto shall affect or be construed to affect the liens, charges, and encumbrances of the Trust Deed and Security Agreements, or the priority thereof over other liens, charges, or encumbrances, or to release or affect the liability of any party or parties whomsoever would now or may hereafter be liable under or on account of the Note, Trust Deed, or Security Agreements.


                                      VII
                        TRANSFER OF DEVELOPMENT PROPERTY

Purchaser covenants and agrees that it shall not, without the express prior written approval of the Agency, sell, lease, assign, dispose of, convey or otherwise transfer or encumber any of the Development or the real or personal property, including rents, covered by the Trust Deed or Security Agreements.

                                     VIII
                       CONSENT TO FUTURE MODIFICATION

Seller, Purchaser, and any person or persons at any time obligated for the performance of the terms of the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases, or Management Agreement, hereby waive notice and consent to any and all extensions and modifications of any of said instruments, deeds and agreements granted at any time by the Agency to Seller, Purchaser, or any person or persons now or hereafter obligated or liable under any of the said instruments, deeds or agreements.

                                       IX
                                 INTERPRETATION

in this Agreement, the singular number includes the plural and the plural number includes the singular. If this Agreement is executed by more than one person, firm or corporation as Purchaser, or Seller, the obligations of each such person, firm, or corporation hereinunder shall be joint and several.

                                      X
                            CONFLICTING PROVISIONS

The parties hereto agree that the provisions of this Agreement, and of the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases, and Management Agreement, shall govern and control notwithstanding any conflicting provision in any existing or future agreement between Seller and Purchaser.
                                      XI
                                 LIMITATIONS

The right to plead any statute of limitations as a defense to any obligations or demands secured by or mentioned in the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases, or Management Agreement is hereby waived by Seller and Purchaser to the full extent permissible by law.

                                     XII
                           APPLICATION OF AGREEMENT

This Agreement applies to, inures to the benefit of, and binds all parties hereto and their respective heirs, legatees, devisees, and administrators, executors, successors and assigns.

                                    XIII
                                GOVERNING LAW

This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect, and in all other respects, by the laws of the State of Oregon.

IN WITNESS WHEREOF, the parties have executed this Agreement at Portland, OR, the day and year first above written.


OREGON HOUSING AGENCY                   PURCHASER: Crossings International
STATE OF OREGON                         Corporation, a Washington Corporation

By: /s/ Larry Dowd                      By: /s/
     -------------------------               -----------------------------
     Larry Dowd, Manager
     Rental Programs
                                        Title: President
                                             ---------------------------

                                        By:
                                             ------------------------------

                                        Title:
                                             ---------------------------

                                        SELLER: Albany Residential Center

                                        By: /s/ Larry Dowd
                                             ------------------------------

                                        Title: General Partner
                                             --------------------------

                                        By: /s/ Christini Beachlini-Barta
                                             -------------------------------

                                        Title: General Partner
                                             -----------------------------




STATE OF OREGON )
                ) ss.
County of Marion)
                                             July 5, 1990

Personally appeared LARRY DOWD who, being first duly sworn, did say that she is authorized to execute such instrument in behalf of the OREGON HOUSING AGENCY, STATE OF OREGON, and acknowledged said instrument to be its voluntary act and deed.

Before me:                                   /s/ Kari Petersen
                                             ---------------------
                                             Notary Public for Oregon
                                             My Commission expires: 11-26-91


STATE OF OREGON    )
                   ) ss.
County of Multnomah)

Personally appeared Richard Boehlke, president of Crossings International Corporation (Purchaser) this 2nd day of August, 1990, and acknowledged the foregoing instrument to be his voluntary act and deed.


                                             /s/ M. Kimball
                                             -------------------------------
                                             Notary Public for Oregon
                                             My Commission expires: 03/09/93

STATE OF OREGON    )
                   ) ss.
County of Multnomah)


Personally appeared Larry H. Draper & Christine Beaulieu, general partners of Albany Residential Center (Seller) this 23rd day of July, 1990, and acknowledged the foregoing instrument to be his voluntary act and deed.

                                      /s/ M. Kimball
                                      -------------------
                                      Notary Public for Oregon
                                      My Commission expires: 03/09/93



DG:dg
1976g

                                  Exhibit A


     Beginning at a point which is on the North right-of-way line of 16th Avenue in the City of Albany, Linn County, Oregon, said point being 1899.48 feet North 88 (degrees) 51' East, 390.16 feet North l (degree) 25' 10" West and 70.00 feet North 89 (degrees) 48' 05" West of the Southeast corner of the Abram Hackleman Donation Land Claim No. 62 in Section 8, Township 11 South, Range 3 West, Willamette Meridian, Linn County, Oregon; thence along said Northerly line of 16th Avenue, North 89 (degrees) 481 05" West, 1.97 feet; thence along said Northerly line on a 250 foot radius curve to the right, the long chord of which bears North 65 (degrees) 49' 13" West, 203.22 feet; thence along said Northerly line on a 250 foot radius curve to the left, the long chord of which bears North 56 (degrees) 06' 27" West, 123.23 feet; thence North l (degree) 25' 10" West,
189.79 feet; thence North 88 (degrees) 34' 50" East, 324.73 feet to the Westerly right-of-way line of Davidson Street; thence along said Westerly line on a 375 foot radius curve to the right, the long chord of which bears South 9 (degrees) 40' 05" West, 51.20 feet; thence along said Westerly line on a 430 foot radius curve to the left, the long chord of which bears South 7 (degrees) 31' 44" West, 90-70 feet; thence along said Westerly line, South l (degree) 28' 29" West,
198.05 feet and South 22 (degrees) 29' 06" West, 12.29 feet to the place of beginning.

                            ASSUMPTION  AGREEMENT


This AGREEMENT is made this 23rd day of July, 1990, by and between Albany Residential Center, an Oregon General Partnership and Beaulieu-Draper Limited, an Oregon Corporation, hereinafter referred to as "Seller," the Oregon Housing Agency, State of Oregon, having its principal office at 1600 State Street, Suite 100, Salem, Oregon, 97310, hereinafter referred to as the "Agency" and Crossings International Corporation, hereinafter referred to as "Purchaser."

                                   RECITALS

1. On May 30, 1984, Seller received a loan from the Agency in the amount of Two Million Two Hundred Thousand dollars (U.S. $2,200,000), hereinafter referred to as the "Loan," to aid Seller in the construction and financing of a housing development located in the area commonly known as Albany, Oregon, and legally described as follows:

        See Exhibit A

2. The Loan is evidenced by a Promissory Note in the sum of Two Million Two Hundred Thousand dollars (U.S. $2,200,000), dated May 30, 1984, and executed by Seller, which Promissory Note is hereinafter referred to as the "Note." The Note is, by this reference, incorporated herein. A true and accurate copy of the Note is available upon request from the Agency, 1600 State Street, Suite 100, Salem, OR 97310.

3. The debt evidenced by the Note is secured by a Trust Deed covering the Development and real property upon which the Development is located. Said Trust Deed, dated May 30, 1984, executed by Seller, as grantor, and in which the Agency is named as beneficiary and Safeco Title Insurance Co., as trustee, was recorded on June 4, 1984, in the office of the county clerk of the County of Linn, State of Oregon, Vol. MF361, Page 71, and is hereinafter referred to as "Trust Deed." The Trust Deed is, by this reference, incorporated herein. A true and accurate copy of the Trust Deed is available upon request from the Agency, 1600 State Street, Suite 100, Salem, OR 97310.

4. The debt evidenced by the Note is further secured by the following written agreements made by and between Seller and the Agency:

        a. two Security Agreements dated May 30, 1984, hereinafter referred to as "Security Agreements";

        b. a Regulatory Agreement dated May 30, 1984, hereinafter referred to as "Regulatory Agreement";

        c. an Assignment of Rents and Leases dated May 30, 1984, hereinafter referred to as Rents and Leases";

        d. a Management Agreement dated July 12, 1983, hereinafter referred to as Management Agreement".

     The Security Agreements, Regulatory Agreement, Rents and Leases, and Management Agreement are, by this reference, incorporated herein. True and accurate copies of these documents are available upon request from the Agency, 1600 State Street, Suite 100, Salem, OR 97310.

5. The Trust Deed, Security Agreements and Regulatory Agreement provide that Seller shall not sell, convey or otherwise transfer any of the Development or property described in the Trust Deed or Security Agreements without the express written approval of the Agency.

6. The Seller has sold and conveyed, or is to sell and convey, the Development and all of the property described in the Trust Deed and Security Agreements to Purchaser, and both Seller and Purchaser have requested the Agency to approve the sale.

NOW, THEREFORE, in consideration of the covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

                                      I
                     UNPAID BALANCE OF SECURED OBLIGATION

The unpaid balance of the Loan is Two Million One Hundred Seventy Three Thousand Eight Hundred Forty-Seven 06/100 dollars (U.S. $2,173,847.06) as of May 15, 1990.

                                     II
                      PURCHASER'S ASSUMPTION OF LIABILITY

Purchaser agrees to pay the Note in installments at the times, in the manner, and in all other respects as therein provided; to perform all of the obligations provided in the Note, Trust Deed, Security Agreements, Regulatory Agreements, Rents and Leases, and Management Agreement to be performed by Seller at the times, in the manner, and in all respects as therein provided; and to be bound by all of the terms of the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases, and Management Agreement.

                                     III
                   AGENCY'S CONSENT TO SALE OF DEVELOPMENT

The Agency hereby consents to the above-mentioned sale of the Development by Seller to Purchaser, and to Purchaser's assumption of the obligations of Seller under the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases, and Management Agreement.

                                       IV
                               SELLER'S LIABILITY

Seller agrees that Purchaser's assumption of the obligations of Seller under the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases, and Management Agreement, and the Agency's consent to said assumption, does not release or discharge Seller or any other party from liability under the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases or Management Agreement.

                                      V
                      DISCLOSURE OF FINANCIAL INFORMATION

Seller and Purchaser hereby covenant and agree to furnish to the Agency on or before 90 days from closing, a complete financial statement audited by an Independent Certified Public Accountant, in a form acceptable to the Agency and the Secretary of the U.S. Department of Housing and Urban Development, setting forth the results of operation of the Development for the fiscal year beginning July 1, 1989 and ending as of the date of closing, and such other financial information as the Agency may reasonably request. Seller and Purchaser further agree that violation of this provision shall constitute a violation of the Regulatory Agreement and HAP Contract by Seller and Purchaser, who shall be jointly and severally liable for performance of the obligations described in this paragraph V.


                                       VI
                             NO IMPAIRMENT OF LIEN

All of the property described in the Trust Deed and Security Agreements shall remain subject to the liens, charges, and encumbrances of the Trust Deed and Security Agreements, and nothing contained herein or done pursuant hereto shall affect or be construed to affect the liens, charges, and encumbrances of the Trust Deed and Security Agreements, or the priority thereof over other liens, charges, or encumbrances, or to release or affect the liability of any party or parties whomsoever would now or may hereafter be liable under or on account of the Note, Trust Deed, or Security Agreements.

                                     VII
                        TRANSFER OF DEVELOPMENT PROPERTY

Purchaser covenants and agrees that it shall not, without the express prior written approval of the Agency, sell, lease, assign, dispose of, convey or otherwise transfer or encumber any of the Development or the real or personal property, including rents, covered by the Trust Deed or Security Agreements.

                                      VIII
                        CONSENT TO FUTURE MODIFICATIONS

Seller, Purchaser, and any person or persons at any time obligated for the performance of the terms of the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases, or Management Agreement, hereby waive notice and consent to any and all extensions and modifications of any of said instruments, deeds and agreements granted at any time by the Agency to Seller, Purchaser, or any person or persons now or hereafter obligated or liable under any of the said instruments, deeds or agreements.

                                       IX
                                 INTERPRETATION

In this Agreement, the singular number includes the plural and the plural number includes the singular. If this Agreement is executed by more than one person, firm or corporation as Purchaser, or Seller, the obligations of each such person, firm, or corporation hereinunder shall be joint and several.


                                       X
                             CONFLICTING PROVISIONS

The parties hereto agree that the provisions of this Agreement, and of the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases, and Management Agreement, shall govern and control notwithstanding any conflicting provision in any existing or future agreement between Seller and Purchaser.


                                       XI
                                  LIMITATIONS

The right to plead any statute of limitations as a defense to any obligations or demands secured by or mentioned in the Note, Trust Deed, Security Agreements, Regulatory Agreement, Rents and Leases, or Management Agreement is hereby waived by Seller and Purchaser to the full extent permissible by law.


                                      XII
                            APPLICATION OF AGREEMENT

This Agreement applies to, inures to the benefit of, and binds all parties hereto and their respective heirs, legatees, devisees, and administrators, executors, successors and assigns.


                                    XIII
                                 GOVERNING LAW

This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect, and in all other respects, by the laws of the State of Oregon.

IN WITNESS, WHEREOF, the parties have executed this Agreement at Portland, OR, the day and year first above written.


OREGON HOUSING AGENCY                   PURCHASER: Crossings International
STATE OF OREGON                         Corporation, a Washington Corporation

By: /s/ Larry Dowd                      By: /s/
     -------------------------               -----------------------------
     Larry Dowd, Manager
     Rental Programs                    Title: President
                                             ---------------------------

                                        By:
                                             ------------------------------

                                        Title:
                                             ---------------------------

                                        SELLER: Albany Residential Center

                                        By: /s/ Larry Dowd

                                        Title: General Partner
                                             --------------------------

                                        By: /s/ Christine Beaulieu-Barta
                                             -------------------------------

                                        Title: General Partner
                                             -----------------------------


STATE OF OREGON )
                ) ss.
County of Marion)
                                             July 5, 1990

Personally appeared LARRY DOWD who, being first duly sworn, did say that she is authorized to execute such instrument in behalf of the OREGON HOUSING AGENCY, STATE OF OREGON, and acknowledged said instrument to be its voluntary act and deed.

Before me:                                   /s/ Kari Petersen
                                             ---------------------
                                             Notary Public for Oregon
                                             My Commission expires: 11-26-91



STATE OF OREGON    )
                   ) ss.
County of Multnomah)

Personally appeared Richard Boehlke, president of Crossings International Corporation (Purchaser) this 2nd day of August, 1990, and acknowledged the foregoing instrument to be his voluntary act and deed.


                                             /s/ M. Kimball
                                             -------------------------------
                                             Notary Public for Oregon
                                             My Commission expires: 03/09/93

STATE OF OREGON    )
                   ) ss.
County of Multnomah)


Personally appeared Larry H. Draper & Christine Beaulieu, general partners of Albany Residential Center (Seller) this 23rd day of July, 1990, and acknowledged the foregoing instrument to be his voluntary act and deed.

                                      /s/ M. Kimball
                                      -------------------
                                      Notary Public for Oregon
                                      My Commission expires: 03/09/93



DG:dg
1976g

                                   Exhibit A

Beginning at a point which is on the North right-of-way line of 16th Avenue in the City of Albany, Linn County, Oregon, said point being 1899.48 feet North 88(degree) 51' East, 390.16 feet North 1(degree) 25' 10" West and 70.00 feet North 89(degree) 48' 5" West of the Southeast corner of the Abram Hackleman Donation Land Claim No. 62 in Section 8, Township 11 South, Range 3 West, Willamette Meridian, Linn County, Oregon; thence along said Northerly line of 16th Avenue, North 89(degree) 48' 05" West, 1.97 feet; thence along said Northerly line on a 250 foot radius curve to the right, the long chord of which bears North 65(degree) 49' 13" West, 203.22 feet; thence along said Northerly line on a 250 foot radius curve to the left, the long chord of which bears North 56(degree) 06' 27" West, 123.23 feet; thence North 1(degree) 25' 10" West,
189.79 feet; thence North 88(degree) 34' 50" East, 324-73 feet to the Westerly right-of-way line of Davidson Street; thence along said Westerly line on a 375 foot radius curve to the right, the long chord of which bears South 9(degree) 40' 05" West, 51.20 feet; thence along said Westerly line on a 430 foot radius curve to the left, the long chord of which bears South 7(degree) 31' 44" West,
90.70 feet; thence along said Westerly line, South 1(degree) 28' 29" West,
198.05 feet and South 22(degree) 29' 06" West, 12.29 feet to the place of beginning.